A D D E N D U M




                     NINTH EXTENSION TO EMPLOYMENT AGREEMENT
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         Paragraph 5 of the five-year Employment Agreement between NATIONAL FUEL
GAS COMPANY ("Employer") and BERNARD J. KENNEDY ("Employee"), which was executed
on  September  17,  1981,  and  originally   terminated  on  December  31,  1986
("Agreement"), anticipated its extension at the end of three years, and each year thereafter. Pursuant thereto, extensions to such agreement were executed by the parties on September 20, 1984, September 18, 1985, September 16, 1986, September 11, 1987, September 12, 1988, September 19, 1989, September 20, 1990 and September 20, 1991. The last extension extended the Agreement to September 1, 1996. Accordingly, Employer and Employee hereby agree to the further extension of this Agreement from September 1, 1996 until September 1, 1999.


DATED:    September 19, 1996
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                                       NATIONAL FUEL GAS COMPANY


                                       By /s/ P. C. Ackerman
                                         ------------------------------
                                         P. C. Ackerman
                                         Vice President of Employer


                                         /s/ Bernard J. Kennedy
                                         ------------------------------
                                         Bernard J. Kennedy
                                         Employee